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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 24, 2000

                            TENNECO AUTOMOTIVE INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
           DELAWARE                         1-12387                       76-0515284
        (STATE OR OTHER                   (COMMISSION                    (IRS EMPLOYER
JURISDICTION OF INCORPORATION)           FILE NUMBER)                 IDENTIFICATION NO.)
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
        500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                      60045
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)
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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (847) 482-5000

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ITEM 5.  OTHER EVENTS.

     On October 24, 2000, Tenneco Automotive Inc. announced its results of operations for the third quarter 2000. In that announcement, Tenneco Automotive described certain cost-reduction initiatives which it has begun to implement and anticipates continuing to implement throughout the fourth quarter of 2000. A copy of the press release announcing the company's third quarter results and these restructuring initiatives is filed as an exhibit to this Form 8-K report, and is incorporated herein by reference.

     Also on October 24, Tenneco Automotive announced that it had reached agreement with its senior lenders to amend various provisions of its senior credit facility. The amendments will (1) permit the company to implement certain cost-reduction initiatives, including those described above, by excluding cash charges and expenses related to these initiatives from calculation of the financial covenant ratios under the facility, and (2) relax the financial ratios under the facility beginning in the fourth quarter 2000, with two of the relaxed ratios continuing through the third quarter 2001 and the remaining relaxed ratio continuing through the term of the facility. A copy of the press release announcing the amendment of the company's senior credit facility, as well as the text of the actual amendment agreement, is filed as an exhibit to this Form 8-K report, and is incorporated herein by reference. It should be noted that the press release erroneously indicates that the company's capital expenditure limitation will be $150 million for 2004; as amended, this limitation will be $250 million for 2004.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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
EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
  4.1 First Amendment to the Credit Agreement, dated October 20, 2000, among Tenneco Automotive Inc., The Chase Manhattan Bank and Citicorp USA, Inc.
 99.1 Press Release, dated October 24, 2000, announcing the amendments to the Tenneco Automotive senior credit facility.
 99.2 Press Release, dated October 24, 2000, announcing Tenneco Automotive's third quarter 2000 earnings.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TENNECO AUTOMOTIVE INC.

                                          By:     /s/ MARK A. MCCOLLUM
                                            ------------------------------------
                                                      Mark A. McCollum
                                              Senior Vice President and Chief
                                                      Financial Officer

Date: October 25, 2000

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                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
  4.1 First Amendment to the Credit Agreement, dated October 20, 2000, among Tenneco Automotive Inc., The Chase Manhattan Bank and Citicorp USA, Inc.
 99.1 Press Release, dated October 24, 2000, announcing the amendments to the Tenneco Automotive senior credit facility.
 99.2 Press Release, dated October 24, 2000, announcing Tenneco Automotive's third quarter 2000 earnings.
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